UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Western Capital Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Western Capital Resources, Inc.

11550 “I” Street, Suite 150
Omaha, Nebraska 68137

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2010

TO THE SHAREHOLDERS OF WESTERN CAPITAL RESOURCES, INC.:

Please Take Notice that Western Capital Resources, Inc. will hold its Annual Meeting of Shareholders at the principal executive office of Western Capital Resources, Inc. at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137, on Monday, May 7, 2010 at 8:30 a.m. local time, or at any adjournment or adjournments thereof.  We are holding the meeting for the following purposes:

1.	To ratify the appointment of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010;

2.	To elect four directors to our Board of Directors; and

3.	To transact any other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on April 16, 2010 will be entitled to vote at the meeting or any adjournments thereof.  Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting.  A copy of the Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC, accompanies this Notice and is also available on the Internet at www.westerncapital.investorroom.com.

By Order of the Board of Directors,

John Quandahl
Chief Executive Officer

April 26, 2010

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 7, 2010.  This Proxy Statement for our 2010 annual meeting and our 2009 Annual Report on Form 10-K are available on the Internet at the following website:  www.westerncapital.investorroom.com

Western Capital Resources, Inc.

11550 “I” Street, Suite 150
Omaha, Nebraska 68137

PROXY STATEMENT

2010 ANNUAL MEETING OF SHAREHOLDERS
to be held on May 7, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Western Capital Resources, Inc. (“Western Capital,” the “Company,” “we,” “our” or “us”) for use at the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the principal executive office of Western Capital Resources, Inc. at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137, at 8:30 a.m. local time on May 7, 2010, for the following purposes:

1.	To ratify the appointment of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010;

2.	To elect four directors to our Board of Directors; and

3.	To transact any other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the enclosed proxy card are first being mailed or given to shareholders on or about April 26, 2010.

Proxies and Voting Procedures

Only shareholders of record at the close of business on April 16, 2010 (the “record date”) will be entitled to vote at the Annual Meeting or any adjournments thereof.  There were 7,446,007 shares of our common stock outstanding and 10,000,000 shares of our preferred stock outstanding on the record date.  Each share of common and preferred stock outstanding on the record date entitles the holder thereof to one vote upon each matter presented at the Annual Meeting.  A quorum, consisting of one-third of the outstanding shares of capital stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon.  If a shareholder returns a properly executed proxy without giving voting directions thereon, the shares will be voted at the discretion of the proxy holders.  Each shareholder who signs and returns a proxy card in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by (i) giving written notice of such revocation to an officer of the Company, (ii) voting in person in an open meeting, or (iii) executing and delivering a new proxy card to a Company officer.  Unless so revoked, the shares represented by each proxy card will be voted at the Annual Meeting and at any adjournments thereof.  A shareholder’s mere presence at the Annual Meeting does not revoke any proxy that the shareholder has previously delivered.

If a shareholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business as well as shares entitled to vote on that matter.  Accordingly, an abstention on any matter (other than the election of directors) will have the same effect as a vote against that matter.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner (e.g., a broker or custodian) votes on one proposal, but records no vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.  Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the Annual Meeting, but are not considered entitled to vote on that particular matter.  Consequently, broker non-votes generally do not have the same effect as a negative vote on the matter.

After the existence of a quorum is established, an action of the shareholders of the Company, including the election of directors, generally requires the affirmative vote of the holders of a majority of shares of capital stock present at the meeting, either in person or represented by proxy, and entitled to vote on the matter.

Please note that if you are a beneficial owner of shares registered in the name of your broker, bank, custodian, nominee or other agent (commonly referred to as holding your shares in “street name”), you will have received a voting instruction form with these proxy materials directly from that organization rather than from the Company.  In such a case, you should complete and mail the voting instruction form as instructed by your broker, bank, custodian, nominee or other agent to ensure that your vote is counted.  If your broker, bank, custodian, nominee or other agent permits, you may vote by telephone or over the Internet as instructed by your broker, bank, custodian, nominee or other agent.  If you hold your shares in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, custodian, nominee or other agent.  To do so, follow the instructions you received with these proxy materials, or contact your broker, bank, custodian, nominee or other agent to request a legal proxy form.

Street name holders of shares held in broker accounts should be aware of a change in voting rules, effective January 1, 2010, that will affect whether their shares will be voted in the election of directors.  Under New York Stock Exchange Rule 452 relating to the discretionary voting of proxies by brokers, brokers will no longer be permitted to vote shares with respect to the election of directors without instructions from the beneficial owner.  Nevertheless, brokers will still be able to vote shares held in brokerage accounts with respect to the approval of an independent registered public accounting firm, even if they do not receive instructions from the beneficial owner.  Therefore, street name holders of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors.

The Board of Directors has determined to make no recommendation with respect to any of the proposals set forth above.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal One)

Our Board of Directors and management are committed to the quality, integrity and transparency of the financial reports.  Independent auditors play an important part in our system of financial control.  Our Audit Committee has appointed Lurie Besikof Lapidus & Company, LLP (“Lurie Besikof”) as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  A representative of Lurie Besikof is expected to attend the Annual Meeting and will be available to make statements and respond to questions from shareholders.

If the shareholders do not ratify the appointment of Lurie Besikof, the Audit Committee may reconsider its selection, but is not required to do so.  Notwithstanding the proposed ratification of the appointment of Lurie Besikof by the shareholders, the Audit Committee may in its discretion direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the shareholders, if the Audit Committee determines that such a change would be in the best interests of the Company.

Fees Billed to Company by Independent Registered Public Accounting Firm

The following table details the fees billed to the Company by Lurie Besikof for professional services rendered for the fiscal years ended December 31, 2009 and 2008.

	For the Fiscal Year Ended December 31,
	2009	2008
Audit Fees (1)	$295,466	$338,993
Audit-Related Fees (2)	72,260	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$367,726	$338,993

(1)
Represents amounts related to the audit of the Company’s consolidated annual financial statements and the review of the Company’s interim consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, and statutory and regulatory filings and engagements.  The 2008 fees include services related to restatement of the Company’s financial statements for the year ended December 31, 2007 and the interim period through September 30, 2008.

(2)
Audit-related fees represent amounts reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, but are not reported under the Audit Fees category.  This category may include fees related to the performance of audits and attestation services not required by statute or regulations, and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

(3)
Tax fees consist of fees for tax compliance, tax advice, tax planning and corporate tax services.  Corporate tax services encompass a variety of permissible services, including technical tax advice related to tax matters; assistance with withholding-tax matters; assistance with state and local taxes; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

(4)	All Other Fees typically consist of fees for permitted non-audit products and services provided.

The Audit Committee has reviewed the services provided by Lurie Besikof during the fiscal year ended December 31, 2009, and the amounts billed for such services.  The Audit Committee has discussed these services and fees with Lurie Besikof and Company management to determine that they are appropriate under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as under guidelines of the American Institute of Certified Public Accountants.  After consideration, the Audit Committee has determined that the receipt of these fees by Lurie Besikof is compatible with the provision of independent audit services.

Pre-Approval Policy

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm.  The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC.  This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.  As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year.  The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent registered public accounting firm.  All services provided by our independent registered public accounting firm in fiscal years ending December 31, 2009 and 2008 were approved under our pre-approval policies by the Audit Committee and Board of Directors, respectively.

ELECTION OF FOUR DIRECTORS

(Proposal Two)

Our Board of Directors presently consists of four directors and one vacancy.  Our current directors are John Quandahl, Angel Donchev, Aldus Chapin II and James Mandel.  If all director-nominees are elected, the Board of Directors will again consist of four directors—John Quandahl, Angel Donchev, Aldus Chapin II and Richard Miller.  Our directors are elected upon a majority of votes cast.  If elected or re-elected, each nominee has consented to serve as a director, to hold office until the next annual meeting of shareholders, or until his successor is elected and shall have qualified.  If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for that director-nominee may be voted for a substitute director-nominee selected by the Board of Directors.  Under our Amended and Restated Bylaws, directors generally serve for a term that expires at the next annual meeting of shareholders and the election and qualification of a successor.

Set forth below is information regarding the individuals nominated for election to the Board of Directors.  The information presented includes information each director has given us about his age, all positions he holds within the Company, his principal occupation and business experience for the past five years and the names of other public reporting companies for which he currently serves as a director or has served as a director during the past five years.  In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that the nominee should serve as a director, we believe that all of our director-nominees have a reputation for integrity, honesty and adherence to high ethical standards.  They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the enterprises they have previously served or are currently serving.

Name and Age of Director- Nominee	Principal Occupation, Business Experience for the Past Five Years and Directorships in Public Companies	Director Since
John Quandahl Age 43
Mr. Quandahl is the Company’s Chief Executive and Operating Officer and interim Chief Financial Officer, currently also serves as the President of Wyoming Financial Lenders, Inc., a position he has held since 2007.  From 2005 until joining Wyoming Financial Lenders, he was the President of Houlton Enterprises, Inc., and prior to that served as that corporation’s Chief Operating Officer from 1999 until 2004.  Mr. Quandahl was the controller as Silverstone Group, Inc., from 1993 until 1998, and before that began his career at the Nebraska Department of Revenue as a tax auditor in 1989.  Mr. Quandahl is a certified public accountant (inactive) and earned a degree in accounting from the University of Nebraska - Lincoln.
December 31, 2007

Angel Donchev Age 28
Mr. Donchev is presently a director of the Company.  Our Board of Directors appointed Mr. Donchev as a director of the Company on March 31, 2010 in connection with the acquisition of voting control of the Company by WCR, LLC.  Mr. Donchev is employed by Blackstreet Capital Management, LLC, a Delaware limited liability company principally engaged in the management of private investments.  Mr. Donchev joined Blackstreet Capital Management in 2004 and currently serves as a director of American Combustion Industries, Flow Dry Technology, Inc., and Swift Spinning, Inc.  (all of which are private companies).  Mr. Donchev has been invloved in control buyouts of companies with combined revenues in excess of $300 million over the past five years.  Previously, Mr. Donchev worked as a generalist in the Corporate Finance division of Stephens Inc., a middle market investment bank, where he gained experience in a variety of M&A and public offering transactions.  Prior to that, Mr. Donchev worked for Teton Capital, an Austin, Texas based hedge fund, where he provided research and analysis on potential investments.  Mr. Donchev graduated summa cum laude from the McCombs School of Business at the University of Texas at Austin, where he received a BBA in Business Honors and Finance.
March 31, 2010

Aldus Chapin II Age 47
Mr. Chapin is presently a director of the Company.  Our Board of Directors appointed Mr. Chapin as a director of the Company on March 31, 2010 in connection with the acquisition of voting control of the Company by WCR, LLC.  Mr. Chapin is a Managing Director at Blackstreet Capital Management, LLC, a Delaware limited liability company principally engaged in the management of private investments, where he leads restructuring and operations for all Blackstreet portfolio companies.  Mr. Chapin has worked in private equity for 11 years and has a background in operations and finance.  Prior to joining Blackstreet Capital Management in 2004, Mr. Chapin led operations for New York based retailer Dean & DeLuca, as well as the Manhattan restaurants for bakery chain Au Bon Pain.  Mr. Chapin was the Managing Director for Lipton Financial Services, a $100 million New York based hedge fund focused on the franchise and specialty retail sectors.  In addition, Mr. Chapin was the Managing Director for BV Ventures, UK, LTD, a London based equity fund where he acquired, restructured and divested a number of companies in the food service sector.  Mr. Chapin has served as Executive Chairman and Interim-CEO in a number of complex restructuring efforts for Blackstreet Capital Management and currently serves as Chairman of Rauch Industries, Inc., American Combustion Industries, Inc., and FTCA, Inc., as well as a member of the Board of Directors of Swift Spinning, Inc., Flow Dry Technology, Inc., Agora Marketing Solutions, Inc., Scrubs AC, Inc., and Pennysaver, Inc.  (all of which are private companies).
March 31, 2010

Richard Miller Age 63
Mr. Richard Miller is a nominee to our Board of Directors.  Mr. Miller is an independent business consultant.  Previously, Mr. Miller was CEO of Pirelli Tire North America, a $120 million tire manufacturer, and CEO of Dunn Tire Corporation, a $25 million regional tire retailer.  Prior experience also includes senior operating positions with Dunlop Tire and Michelin Tire.  Mr. Miller has served as Executive Chairman of True Home Value, Inc., and currently serves as Chairman of Flow Dry Industries and Swift Spinning, Inc. ― two private companies to which Blackstreet Capital Management, LLC provides management and advisory services.  Mr. Miller is a highly decorated former Marine Captain and holds a BA from Chapman College in California.
n/a

As indicated above, our other current director, James Mandel, is not nominated for election at the Annual Meeting.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focuses primarily on the information discussed in each of the directors’ individual biographies set forth above.  With regard to Mr. Quandahl, the Board of Directors considered his significant experience, expertise and background with regard to accounting, financial and tax matters, his particular experience with the payday lending industry as well as retail operations, and his demonstrated experience and skills in managing and evaluating the coordination and integration of the Company’s two principal operating segments.  With regard to Mr. Donchev, the Board of Directors considered his background and experience with the public securities markets and his former employment and experience with the investment banking field.  With regard to Mr. Chapin, the Board of Directors considered his extensive background in retail, from an operating, restructuring and financial and investment perspective.  With regard to Mr. Miller, the Board of Directors considered his leadership experience as well as his background and experience in retail operations.

CORPORATE GOVERNANCE

Board of Directors and Committees

Our Board of Directors is presently comprised of four directors.  There is also an existing vacancy on the Board of Directors.

The Board of Directors has traditionally had a Chairman of the Board position, the principal role of which is to set rules for and run meetings of the Board of Directors.  However, with the March 31, 2010 resignation of Robert Moberly, our Board of Directors presently has no appointed Chairman of the Board.  In the past, the Board of Directors has separated the Chairman of the Board function from that of our Chief Executive Officer, John Quandahl, who is our principal executive officer and also serves as a director of the Company, with the belief that separating these functions will result in increased oversight by the Board of Directors over management activities.  In the event that all director-nominees are elected at the Annual Meeting, the Board of Directors is expected to consider whether having a director other than Mr. Quandahl, and whether having an independent director, serve as Chairman of the Board is in the best interest of the Company at this time.  In such a case, it would be expected that Mr. Richard Miller would be appointed as Chairman of the Board or some similar office.  In any event, it is important to understand that no single leadership model is right for all companies and at all times, however, so the Board of Directors may conduct a periodic evaluation of its leadership structure in order to determine whether it and any of its committees are functioning effectively and recognizes that, depending on the circumstances, other leadership models might be appropriate.

The standing committees of the Board of Directors during 2009 were:

Committee	Membership
Audit Committee	James Mandel (Chair) and Mark Houlton

Compensation Committee	Mark Houlton (Chair) and James Mandel

Effective March 31, 2010, Mark Houlton resigned his position on the Board of Directors in connection with acquisition of voting control of the Company by WCR, LLC.  Accordingly, Mr. Mandel is presently the only director formally appointed to the Audit and Compensation Committees.

The Audit Committee held four meetings during fiscal 2009.  The duties and activities of the Audit Committee are described in the Audit Committee Report on page 12.  The Board of Directors has determined that each Audit Committee member is financially literate and has determined that James Mandel is an “audit committee financial expert” who is “independent” as such term is defined in Section 5605(a)(2) of the Nasdaq listing rules, and also meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  This disclosure respecting director independence is required under applicable SEC rules.  However, as a corporation whose shares are listed for trading on the Over-the-Counter Bulletin Board (OTCBB), we are not required to have any independent directors at all on our Board of Directors, or any independent directors serving on any particular committees of the Board of Directors.  As noted elsewhere in this Proxy Statement, Mr. Mandel is not a nominee for election to the Board of Directors at the Annual Meeting.  At this time, the Board of Directors has not affirmatively determined who, if anyone, would qualify as an “audit committee financial expert” if Mr. Mandel’s term as a director were to cease.

The Audit Committee operates under a written charter adopted by the Board of Directors.  You may obtain a copy of the Audit Committee charter without charge by writing us and requesting a copy, attention: John Quandahl, 11550 “I” Street, Omaha, Nebraska 68137.  You may also request a copy by calling us at (402) 551-8888.  The Audit Committee charter reflects the Audit Committee’s primary responsibilities, including: (i) serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (ii) reviewing and appraising the audit performed by the Company’s independent registered public accounting firm; and (iii) providing an open avenue of communication among the independent registered public accounting firm, financial and senior management and the Board of Directors.  The charter also requires that the Audit Committee review and pre-approve the performance of all audit and non-audit accounting services to be performed by the Company’s independent registered public accounting firm, as well as tax work performed by the Company’s tax firm, other than certain de minimis exceptions permitted by Section 202 of the Sarbanes-Oxley Act of 2002.  A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A.

          The Compensation Committee is responsible for matters relating to compensation of senior management and directors and for the adoption and administration of employee compensation and benefit plans.  As indicated above, Mr. Mandel is “independent” as defined under the Nasdaq listing rules, and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  The Compensation Committee held no meetings during fiscal 2009.  As noted elsewhere in this Proxy Statement, Mr. Mandel is not a nominee for election to the Board of Directors at the Annual Meeting.

The Compensation Committee operates under a written charter adopted by the Board of Directors.  You may obtain a copy of the Compensation Committee charter without charge by writing us and requesting a copy, attention: John Quandahl, 11550 “I” Street, Omaha, Nebraska 68137. You may also request a copy by calling us at (402) 551-8888.  The Compensation Committee charter sets forth the Compensation Committee’s primary responsibilities, including: (i) all matters relating to compensation of executive management and directors; (ii) the adoption of all employee compensation and benefit plans and the administration of all such plans, including granting of stock incentives or other benefits; and (iii) the review and approval of disclosures regarding executive compensation included in the Company’s annual meeting proxy statement or annual report.  The Compensation Committee reviews the Company’s remuneration policies and practices, makes recommendations to the full Board of Directors in connection with all compensation matters affecting the Company and administers the Company’s incentive compensation plans.  A copy of the Compensation Committee charter is attached to this Proxy Statement as Appendix B.

The Company does not have a standing nominating or governance committee.  Instead, the entire Board of Directors generally shares the responsibility of identifying potential director-nominees to serve on the Board of Directors.

The Board of Directors held six meetings during 2009 and took action in writing on five occasions.  During 2009, each director attended at least 75% of the meetings of the Board of Directors and meetings of committees to which they belong.

Director Nomination Process

As indicated above, the Company does not have a standing nominating committee (or other committee performing similar functions).  Instead, the full Board of Directors generally participates in the consideration of all director-nominees.  The full Board of Directors does not employ any charter or other form of official written policy or guidelines for the purpose of considering director-nominees.  Nevertheless, when considering director-nominees, the Board of Directors recruits and considers candidates without regard to race, color, religion, sex, ancestry, national origin or disability.  Generally, the Board of Directors will consider each candidate’s business and industry experience, his or her ability to act on behalf of shareholders, overall Board diversity in terms of skill sets and experiences, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating director-nominees.  The Board of Directors will also consider a candidate’s personal attributes, including without limitation personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital role in the Company’s good corporate citizenship and image, time available for meetings and consultation on Company matters, and willingness to assume broad, fiduciary responsibility.

Our shareholders may recommend candidates to the Board of Directors to be considered for election at our annual shareholder meeting.  Any shareholder wishing to recommend a director candidate for consideration by the Board of Directors must follow the procedures set forth in our Amended and Restated Bylaws.  Under those bylaws, a shareholder must submit the recommendation in writing to our principal executive offices, in care of the Company’s Secretary (or another Company officer), not less than 60 nor more than 90 calendar days prior to the mailing date of the previous year’s annual meeting proxy statement.  For recommendations applicable to the 2011 annual shareholder meeting, such written recommendations must be received by February 20, 2011.  To enable our Board of Directors to evaluate a candidate’s qualifications, shareholder recommendations must include the following information:

•	the name and address of the nominating shareholder and the director candidate

•	a representation that the nominating shareholder is a holder of record of the Company’s capital stock entitled to vote at the current year’s annual meeting

•	a representation that such nominating shareholder intends to appear in person or by proxy at the current year’s annual meeting to nominate the director candidate

•	the class and number of shares of the Company’s capital stock owned by the nominating shareholder and the director candidate

•
such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors, and

•	the consent of each nominee to serve as a director of the Company, if elected.

The Board of Directors appointed Messrs. Donchev and Chapin to serve as directors in connection with the March 31, 2010 purchase by WCR, LLC of a controlling interest in the Company from WERCS.  The appointments were made by a majority of the remaining directors after the successive resignations of Messrs. Moberly and Houlton were tendered.

Family Relationships

The Board of Directors has affirmatively determined that there are no familial relationships among any of our officers or directors.

Director Independence

          The Board of Directors periodically reviews relationships that directors have with the Company to determine whether the directors are independent.  Directors are considered “independent” as long as they do not accept any consulting, advisory or other compensatory fee (other than director fees) from the Corporation, are not an affiliated person of the Company or its subsidiaries (e.g., an officer or a greater-than-ten-percent shareholder) and are independent within the meaning of applicable laws, regulations and the Nasdaq listing rules.  In this latter regard, the Board of Directors uses the Nasdaq listing rules (specifically, Section 5605(a)(2) of such rules) as a benchmark for determining which, if any, of its directors are independent, solely in order to comply with applicable SEC disclosure rules.  However, this is for disclosure purposes only.  It should be understood that, as a corporation whose shares are only listed for trading on the Over-the-Counter Bulletin Board (OTCBB), the Company is not required to have any independent directors at all on its Board of Directors, or any independent directors serving on any particular committees of the Board of Directors.

          The Board of Directors has determined that, of its current directors, only Mr. Mandel is independent within the meaning of the Nasdaq listing rule cited above.  In the case of Mr. Quandahl, his position as an executive officer of the Company precludes him from being considered independent.  In the case of both Messrs. Donchev and Chapin, their employment with Blackstreet Capital Management, LLC (a provider of management and advisory services to other entities, including the entity having beneficial ownership over the shares of Company capital stock owned by WCR, LLC, the controlling shareholder of the Company), has led the Board of Directors to conclude that they are not independent.  During fiscal 2009, the Company’s other directors were Robert Moberly and Mark Houlton.  The Board of Directors has determined that neither such person was independent within the meaning of the Nasdaq listing rules.

Applicable SEC rules require the Company to disclose whether members of the committees of our Board of Directors are “independent,” as that term is defined and described above.  In this regard, only Mr. Mandel, who serves on both the Audit Committee and the Compensation Committee, is an independent director.

If the Company had its shares listed for trading on the Nasdaq Stock Market, the composition of its Board of Directors would not meet the Nasdaq requirement that a majority of its directors be independent, and would not have met such requirement at any time during fiscal 2009.  Similarly, the composition of the committees of our Board of Directors at all times during fiscal 2009 would not have met the Nasdaq requirements for either independence or minimum number of directors.  The foregoing is for disclosure purposes only.  The Company’s shares are only listed for trading on the OTCBB, and as such the Company is not required to have any independent directors at all on its Board of Directors, or any independent directors serving on any particular committees of the Board of Directors.

The Board of Directors believes that, if elected, Mr. Richard Miller would not meet the definition of an “independent director” under the Nasdaq listing rules cited above solely because of the fact that he provides consulting services to, and serves on the board of directors of, two other corporations to which Blackstreet Capital Management, LLC provides management and advisory services.

Board Role in Risk Oversight

The Board of Directors is actively involved in oversight of risks inherent in the operation of the Company’s businesses.  In connection with its reviews of the operations of the Company’s business segments and corporate functions, the Board of Directors addresses the primary risks associated with those segments and functions.  The Board of Directors reviews the key risks periodically throughout the year as part of its consideration of the strategic direction of the Company.

The Board of Directors has delegated to the Audit Committee, through the Audit Committee charter, oversight of certain of the Company’s risk management process.  For example, among its duties, the Audit Committee reviews with management (i) the Company’s system of disclosure controls and system of internal controls over financial reporting, and (ii) the Company’s compliance with legal and regulatory requirements.  In this regard, the Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, other financial matters, certain compliance issues and accounting and legal matters. The Audit Committee and the full Board of Directors is also responsible for reviewing certain major legislative and regulatory developments that could materially impact the Company’s contingent liabilities and risks.

In performing the functions of risk oversight and management, both the Board of Directors and each committee thereof has full access to management, as well as the ability to engage advisors, and each committee reports back to the full Board of Directors as appropriate.

Public Availability of Documents

We have adopted a Code of Ethics governing the conduct of our officers, directors and employees in order to promote honesty, integrity, loyalty and the accuracy of our financial statements.  You may obtain a copy of the Code of Ethics without charge by writing us and requesting a copy, attention:  John Quandahl, 11550 “I” Street, Omaha, Nebraska 68137. You may also request a copy by calling us at (402) 551-8888.  If our Board of Directors grants any waivers of, or amendments to, the Code of Ethics to any of our directors or executive officers, we will disclose these matters as required under applicable SEC rules.

Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments thereto, are available on the Internet at the SEC website at www.sec.gov promptly after they have been filed with the SEC.

Litigation

On March 26, 2010, the Company and all of the persons then serving on its Board of Directors (Mr. John Quandahl, James Mandel, Robert Moberly and Mark Houlton), among others, were sued by Steven Staehr and David Stueve, both of whom are former members of our management.  In that lawsuit, the plaintiffs have alleged, among other things, that our Board of Directors has breached certain of their fiduciary duties primarily in connection with the sale by WERCS of its capital stock in the Company to WCR, LLC.  We believe the lawsuit is entirely meritless.  While we are unable to predict the ultimate outcome of these claims and proceedings, management believes there is not a reasonable possibility that the costs and liabilities of such matters, individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

AUDIT COMMITTEE REPORT

          The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to accounting, reporting practices and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company.  In this context, the Audit Committee has met with management (including the Chief Executive Officer and interim Chief Financial Officer, the Senior Accounting Director, and the head of internal audit for the Company) and Lurie Besikof Lapidus & Company, LLP, the Company’s independent registered public accounting firm (“Independent Auditors”).

          The Audit Committee held meetings with the Company’s internal auditor and Independent Auditors, both in the presence of management and privately, to discuss the overall scope and plans for their respective audits, the results of their examinations, the evaluations of the Company’s internal controls, the overall quality of the Company’s financial reports, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

          The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the Independent Auditors. The Audit Committee also discussed with the Independent Auditors the matters required by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC and other applicable regulations.

          With respect to independence, the Audit Committee has received the written disclosures from the Independent Auditors required under Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence) and has discussed with the Independent Auditors their independence.

          Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, (i) the selection of the Independent Auditors for the 2010 fiscal year and (ii) the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Submitted by the Audit Committee:

JAMES MANDEL

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for awarded to or earned by:  (i) each individual who served as the principal executive officer and principal financial officer of Western Capital during the year ended December 31, 2009; and (ii) each other individual that served as an executive officer of either Western Capital or Wyoming Financial Lenders, Inc. at the conclusion of the year ended December 31, 2009 and who received more than $100,000 in the form of salary and bonus during such fiscal year.  For purposes of this Proxy Statement, these individuals are collectively referred to as our “named executive officers.”

Name and Principal Position		Salary	Other Annual Compensation	Stock Option Awards	Total
John Quandahl (1)	2009	$246,000	$0	$0	$246,000
Pres. and Chief Operating Officer	2008	$246,000	$0	$0	$246,000

Rich Horner (2)	2009	$136,000	$35,558	$0	$171,558
Vice President of Wyoming	2008	$131,682	$0	$0	$131,682
Financial Lenders, Inc.

(1)
Mr. Quandahl is the Chief Executive and Chief Operating Officer, and President and interim Chief Financial Officer, of the Company.  Prior to January 1, 2009, Mr. Quandahl was the Company’s Chief Operating Officer, and did not hold any other Company office.  Mr. Quandahl is also the President and Chief Operating Officer of Wyoming Financial Lenders, Inc., our wholly owned and principal operating subsidiary that offers payday lending services, which position he has held since January 1, 2008.

(2)	Mr. Horner is the Vice President of Wyoming Financial Lenders, Inc.

Outstanding Equity Awards at Fiscal Year End

We had no outstanding equity awards as of December 31, 2009 for any named executive officers.

Employment Agreement

On March 31, 2010, we entered into an Employment Agreement with Mr. Quandahl to serve as our Chief Executive Officer and Chief Operating Officer.  Prior to that time, Mr. Quandahl served in such capacities without any written agreement.  Under the new Employment Agreement, Mr. Quandahl will receive an annual base salary equal to $246,000 (which is the same salary Mr. Quandahl has received during the prior two years without any written agreement), and eligibility for an annual performance-based cash bonus.

The performance-based bonus provisions of the Employment Agreement permit Mr. Quandahl to receive annual bonus payments based on EBITDA targets annually established by the Board of Directors.  The Employment Agreement sets the 2010 EBITDA target at $4 million.  If the Company’s actual EBITDA performance for a particular annual period ranges from 85-100% of the established EBITDA target, Mr. Quandahl will be entitled to receive a cash bonus based on his share of a bonus pool consisting of 7.5% of the actual EBITDA.  In this regard, Mr. Quandahl’s share of the bonus pool for any particular year is expected to be 10-50%; and the remaining bonus pool will be payable to other management-level participants in the bonus pool selected from time to time by the Board of Directors.  If the Company’s actual EBITDA performance for a particular annual period is less than 85% of the established EBITDA target, no bonus will be payable; and if such performance exceeds 100% of the established EBITDA target, the bonus pool participants will receive their proportionate share of 15% of the amount by which such performance exceeds the target.

The Employment Agreement contains customary provisions prohibiting Mr. Quandahl from soliciting customers and employees of the Company for three years after any termination of his employment with the Company, and from competing with the Company for either three years (if Mr. Quandahl is terminated for good cause or if he resigns without good reason) or two years (if the Company terminates Mr. Quandahl’s employment for without good cause or if he resigns with good reason).  If Mr. Quandahl’s employment is terminated by the Company without “good cause” or if Mr. Quandahl voluntarily resigns with “good reason,” then Mr. Quandahl will be entitled to (i) severance pay for a period of 12 months and (ii) reimbursement for health insurance premiums for his family if he elects continued coverage under COBRA.

Director Compensation

Currently, our directors receive no compensation pursuant to any standard arrangement for their services as directors.  Nevertheless, we may in the future determine to provide our directors with some form of compensation, either cash or options or contractually restricted securities.

Securities Authorized for Issuance
Under Equity Compensation Plans

The table below sets forth certain information, as of the close of business on December 31, 2009, regarding equity compensation plans (including individual compensation arrangements) under which securities of the Company were then authorized for issuance.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (excluding securities reflected in column a)
	(a)	(b)	(c)
Equity compensation plans approved by securityholders	None	n/a	None

Equity compensation plans not approved by securityholders	None	n/a	2,000,000	(1)

(1)
In January 2008, the Board of Directors adopted our 2008 Stock Incentive Plan, which permits the issuance of various incentives, including options or similar rights, to purchase or acquire up to 2,000,000 shares of common stock.  As of the date of this filing, no incentives have been issued under such plan.  Furthermore, we are not required by applicable state law or the listing standards of any self-regulatory agency (e.g., the OTC Bulletin Board, NASD, AMEX or NYSE) to obtain the approval of our security holders prior to issuing any such compensatory options, warrants or other rights to purchase securities of the Company.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the voting securities as of the close of business on April 16, 2010 (the record date) based on a total of 7,446,007 shares of common stock and 10,000,000 shares of preferred stock outstanding as of that date by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding common stock or more than five percent of our outstanding preferred stock, (ii) each director and nominee for election as a director of the Company, (iii) each named executive officer of the Company, and (iv) all current executive officers and directors as a group.

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of the Company’s capital stock listed as owned by that person or entity.  Unless otherwise indicated, the address of each of the following persons is 11550 “I” Street, Suite 150, Omaha, Nebraska 68137.

Name and Address	Common Shares Beneficially Owned (1)	Percentage of Common Shares (1)
James Mandel (2)	58,640	*
John Quandahl (3)	0	*
Rich Horner (4)	100,000	*
Angel Donchev (5)	0	*
Aldus Chapin II (6)	0	*
All current executive officers and directors as a group (7)	158,640	*
WCR, LLC (8) c/o Blackstreet Capital Advisors II, LLC 5425 Wisconsin Avenue, Suite 701 Chevy Chase, MD 20815	11,125,000	63.8%
Blackstreet Capital Advisors II, LLC (9) c/o Blackstreet Capital Management, LLC 5425 Wisconsin Avenue, Suite 701 Chevy Chase, MD 20815	11,125,000	63.8%
Lantern Advisers, LLC (10) 80 South Eighth Street, Suite 900 Minneapolis, MN 55402	520,963	6.9%
Mill City Ventures, LP (11) 80 South Eighth Street, Suite 900 Minneapolis, MN 55402	798,000	10.7%
Joseph A. Geraci, II (12) 80 South Eighth Street, Suite 900 Minneapolis, MN 55402	798,000	10.7%
Steven Staehr (13) 7778 Barbican Ct. Las Vegas, NV 89147	966,667	12.9%
Steve Irlbeck	400,000	5.4%

* less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities.  Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the record rate, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person.  Under the applicable SEC rules, each person’s beneficial ownership is calculated by dividing the total number of shares with respect to which they possess beneficial ownership by the total number of outstanding shares of the Company.  In any case where an individual has beneficial ownership over securities that are not outstanding, but are issuable upon the exercise of options or warrants or similar rights within the next 60 days, that same number of shares is added to the denominator in the calculation described above. Because the calculation of each person’s beneficial ownership set forth in the “Percentage of Common Shares” column of the table may include shares that are not presently outstanding, the sum total of the percentages set forth in such column may exceed 100%.

(2)
Mr. Mandel is a director of the Company.  479 of these shares are registered in Mr. Mandel’s name.  The remaining 58,161 shares are held by Multiband Corporation (a Minnesota corporation), of which Mr. Mandel is the Chief Executive Officer and by virtue of which position Mr. Mandel has beneficial ownership.

(3)	Mr. Quandahl is a director of the Company and the Company’s Chief Executive Officer, President, Chief Operating Officer and interim Chief Financial Officer.

(4)	Mr. Horner is the Vice President of Wyoming Financial Lenders, Inc.

(5)	Mr. Donchev became a director of the Company on March 31, 2010.

(6)	Mr. Chapin became a director of the Company on March 31, 2010.

(7)	Consists of Messrs. Mandel, Quandahl, Donchev, Chapin and Horner.

(8)
Consists of 1,125,000 shares of common stock and 10,000,000 shares of Series A Convertible Preferred Stock which are convertible into an equal number of shares of common stock.  Investment and voting control over the shares held by WCR, LLC is exercised by Blackstreet Capital Advisors II, LLC.  See fn 9 below.  Share figures contained in the table are taken from an April 12, 2010 filing with the SEC on Schedule 13D.

(9)
Blackstreet Capital Advisors II, LLC possesses beneficial ownership of securities held by WCR, LLC.  See fn 8 above.  Share figures contained in the table are taken from an April 12, 2010 filing with the SEC on Schedule 13D.

(10)
Lantern Advisers, LLC is a Minnesota limited liability company owned equally by Messrs. Douglas Polinsky and Joseph A. Geraci, II.  As to shares of Western Capital, only Mr. Polinsky possesses investment and voting control.  As a consequence, Mr. Geraci disclaims beneficial ownership of any shares held by Lantern Advisers.  Share figures contained in the table are taken from Lantern Advisers’ February 16, 2010 filing with the SEC on Schedule 13G/A.

(11)
Mill City Ventures, LP is a Minnesota limited partnership, the securities of which are beneficially held by Mill City Advisers LLC, a Minnesota limited liability company that serves as the general partner to Mill City Ventures, LP.  Mr. Joseph A. Geraci, II, the sole member and manager of Mill City Advisors, LLC, holds investment and voting control over the shares beneficially owned by Mill City Ventures, LP.  Share figures contained in the table are taken from Mill City Ventures’ February 17, 2009 filing with the SEC on Schedule 13G/A after taking into account an April 2, 2010 filing with the SEC on Form 4 made by Mr. Geraci.

(12)
Joseph A. Geraci, II, possesses beneficial ownership of securities held by Mill City Ventures, LP.  See fn 11 above.  Mr. Geraci disclaims beneficial ownership of any beneficial ownership of shares of Western Capital held by Lantern Advisers, LLC.  See fn 10 above.

(13)
Share figures reflected in the table are based on a January 10, 2008 Schedule 13/G filing with the SEC, which is the Company’s best available information relating to Mr. Staehr’s ownership of Company stock.

(14)	Mr. Irlbeck became the Company’s Senior Director of Accounting in January 2009.

Change in Control

Effective March 31, 2010, WCR, LLC, a Delaware limited liability company, purchased 1,125,000 shares of common stock and 10,000,000 shares of Series A Convertible Preferred Stock from WERCS, a Wyoming corporation.  The purchase was effected pursuant to a  Stock Purchase and Sale Agreement by and between WERCS and WCR, LLC, dated as of February 23, 2010.  Since the 10,000,000 shares of Series A Convertible Preferred Stock vote on an as-converted (presently one-for-one) basis with shares of the Company’s common stock, the purchase and sale transaction effected a change in the voting control of the Company, with WCR, LLC possessing approximately 63.8% of the voting power of the Company’s shareholders.  WCR, LLC purchased the common and preferred shares for aggregate consideration (prior to any post-closing adjustments contemplated by the Stock Purchase and Sale Agreement) of approximately $4,781,581.  WCR, LLC paid for the shares in cash obtained from various private sources affiliated with Blackstreet Capital Partners II.  In connection with the transaction, certain directors of the Company resigned, in series, from their positions on the Board of Directors, after John Quandahl, a director of the Company, agreed to appoint the two designees of WCR, LLC to fill the vacancies created by such resignations.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Transactions with Related Persons

On April 2, 2010, Wyoming Financial Lenders, Inc., the wholly owned payday lending operating subsidiary of the Company, refinanced its outstanding credit facility.  On that date, WERCS, a Wyoming corporation and the former holder of all of the Company’s Series A Convertible Preferred Stock, satisfied all of Wyoming Financial Lenders’ financial obligations then owing to Banco Popular North America and entered into a Business Loan Agreement and associated $2,000,000 promissory note with Wyoming Financial Lenders.  The loan from WERCS extinguished the $1,637,341 that Wyoming Financial Lenders then owed to Banco Popular, with the remaining $362,659 being eligible for use as general working capital.

The Business Loan Agreement with WERCS and associated promissory note contained terms that were substantially similar to those contained in the original loan documents with Banco Popular.  To secure the obligations of Wyoming Financial Lenders under the new Business Loan Agreement and promissory note and to induce WERCS to provide the loan, the Company entered into (i) a Commercial Pledge Agreement with WERCS pursuant to which the Company pledged its share ownership in Wyoming Financial Lenders, and (ii) a Commercial Security Agreement pursuant to which the Company granted WERCS a security interest in substantially all of the Company’s assets.  The Company also entered into a Commercial Guaranty relating to the repayment of Wyoming Financial Lenders’ obligations under the Business Loan Agreement and promissory note.

The payment terms under the promissory note require Wyoming Financial Lenders to make monthly payments of accrued interest only for 11 months, followed by an April 1, 2011 balloon payment of any remaining accrued but unpaid interest and all $2,000,000 of principal under the promissory note.  Interest accrues on the unpaid principal balance of the promissory note at the rate of 12.0% per annum.

Important Note:  The description herein regarding the Business Loan Agreement with WERCS and associated documents is provided solely in the interest of full disclosure.  The transaction with WERCS was not a transaction with a “related person” under applicable SEC rules, and so is not required to be reported hereunder.

On March 31, 2010, the Company delivered amended and restated promissory notes to Messrs. Mark Houlton and John Quandahl.  These promissory notes amended and restated earlier promissory notes delivered to such individuals in connection with their sale of PQH Wireless, Inc. capital stock to the Company.  PQH Wireless is the Company’s operating subsidiary engaged in the retail sale of Cricket wireless phones and accessories.  The Company’s purchase of PQH Wireless was earlier approved by the disinterested members of the Company’s Audit Committee and consummated in October 2008.  The Company delivered the amended and restated promissory notes due to the fact that Messrs. Houlton and Quandahl had voluntarily agreed to not require interest payments to be made under the notes as earlier contemplated.  Accordingly, the amended and restated promissory notes reflect the going-forward schedule for repayment of the indebtedness evidenced by the notes, but are otherwise substantially identical to the earlier promissory notes delivered in connection with the PQH Wireless acquisition.

Review and Approval of Related-Party Transactions

The Audit Committee of the Board of Directors is generally charged with reviewing and approving all reportable transactions of the Company with “related persons,” as that term is defined in Item 404(a) of Regulation S-K promulgated by the SEC under the Securities Act of 1933.  In the event that any related person is also a member of the committee, such committee member shall not participate in the review and approval of the subject transaction, but may provide the remaining members of the committee with information relating to the financial or other interest that such related person has in a proposed transaction.  Other than the foregoing, the Company has not adopted any specific procedures or policies, written or otherwise, pertaining to the review and approval of related-party transactions.

Since the beginning of fiscal 2009, the policy of having the Audit Committee review and approve related-party transactions was not applied to the Company’s borrowing transaction with WERCS (described above) since, at the time of that transaction, WERCS was no longer a related party to the Company.  The policy was similarly not applied to the review and approval of the amended and restated promissory notes in favor of Messrs. Quandahl and Houlton (also described above) since (i) at the time of that transaction, Mr. Houlton was no longer a related party to the Company, and (ii) in the case of Mr. Quandahl, the delivery of the original promissory note had earlier been approved by the Audit Committee in connection with the acquisition of PQH Wireless and the amendment and restatement did not involve a departure from the earlier approved amount of indebtedness, rate of interest thereon, or any other material terms of the original transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than ten percent of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of the Forms 3, 4 and 5 (and amendments thereto) that we received or are aware of with respect to transactions during fiscal 2009, we believe that the Company’s officers, directors and greater-than-ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements for fiscal year 2009 except for a Form 4 filed by Mr. Christopher Larson on January 20, 2009 that was originally due on January 2, 2010.

2011 SHAREHOLDER PROPOSALS AND
DISCRETIONARY PROXY VOTING AUTHORITY

Any shareholder desiring to submit a proposal for action by the shareholders at the next annual shareholders’ meeting, which will be the 2011 annual meeting, must submit that proposal in writing to an officer of the Company at the Company’s corporate headquarters no later than February 20, 2011 to have the proposal included in the Company’s proxy statement for that meeting.  Notices of shareholder proposals for action must comply with the informational and other requirements set forth in our Amended and Restated Bylaws as well as applicable statutes and regulations.  Due to the complexity of the respective rights of shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights.  The Company suggests that any such proposal be submitted by certified mail, return-receipt requested.

Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended, governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in the Company’s proxy statement.  Rule 14a-4(c) provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to the Company’s 2011 annual meeting, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company’s proxy statement, by March 7, 2011, the management proxies will be allowed to use their discretionary authority as outlined above.

If the presiding officer at any annual meeting of shareholders determines that a shareholder proposal or director nomination was not submitted in compliance with the advance notice provisions of our Amended and Restated Bylaws, the proposal or nomination will be ruled out of order and not acted upon.

          The above information is only a summary of some of the requirements of the advance notice provisions of our Amended and Restated Bylaws.  If you would like to receive a copy of the provisions of our Amended and Restated Bylaws setting forth all of these requirements, you should write to our Chief Executive Officer at our headquarters address.

PROXY SOLICITATION

The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation.  Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by the Company for their expenses in doing so.  Proxies may be solicited personally, by telephone, telegram, special letter, mail or via the Internet.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others.  If, however, other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

ABILITY OF SHAREHOLDERS AND OTHER INTERESTED PARTIES
TO COMMUNICATE WITH OUR BOARD OF DIRECTORS

          Our Board of Directors has established several means for shareholders and other interested parties to communicate with the Board of Directors.  Concerns regarding our financial statements, accounting practices or internal controls should be submitted in writing to the Chairman of the Audit Committee at the corporation’s headquarters address.  If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, or another director of the Company, at the corporation’s headquarters address.  If a shareholder or other interested parties are unsure as to which category the concern relates, the concern may be communicated to any of our directors at the corporation’s headquarters address.  All communications will be sent to the applicable director(s).

We attempt to schedule our annual meeting of shareholders concurrently with a regularly scheduled Board of Directors meeting, and for such reason we generally expect our directors to attend the Annual Meeting.  Our last annual meeting of shareholders was held in May 2007.  At that annual meeting, our entire Board of Directors attended the meeting.

By Order of the Board of Directors,

John Quandahl
Chief Executive Officer

PROXY CARD

Western Capital Resources, Inc.
Proxy for Annual Meeting of Shareholders

The Undersigned, a shareholder of Western Capital Resources, Inc., hereby appoints Mr. John Quandahl as proxy, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the annual shareholder meeting of Western Capital Resources, Inc. to be held at the principal executive office of the Western Capital Resources, Inc. at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137, on May 7, 2010 at 8:30 a.m. local time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon the following:

1.	Proposal to ratify the appointment of Lurie Besikof Lapidus & Company, LLP as the independent registered public accounting firm of the Company for fiscal 2010.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	Proposal to elect four directors to the Board of Directors.

☐	FOR ALL	☐	WITHHOLD	☐	FOR ALL
			ALL		EXCEPT

(01) John Quandahl (02) Angel Donchev (03) Aldus Chapin II (04) Richard Miller	INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of that/those nominee(s) on the space provided below:

3.	Upon such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors makes no recommendation regarding any of the proposals set forth above

(Continued, and TO BE COMPLETED AND SIGNED, on the reverse side)

(Continued from other side)

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted at the sole discretion of the proxy holder.

Dated _______________________, 2010

x_____________________________

x_____________________________

(Shareholder must sign exactly as the name appears at left above.  When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such.  If shares are held by two or more persons as joint tenants, all must sign.)

Appendix A

WESTERN CAPITAL RESOURCES, INC.
AUDIT COMMITTEE CHARTER

Purpose

The management of Western Capital Resources, Inc., a Minnesota corporation (the “Company”), is responsible for the preparation, presentation and integrity of the Company’s financial statements.  This process includes ensuring that the financial statements are accurate, complete and stated in accordance with generally accepted accounting principles.  Although financial reporting is the responsibility of management, it is overseen by the board of directors.  The Audit Committee (the “Committee”) of the board of directors acts for the board of directors under this Charter.

Appointment, Qualifications and Removal

The Committee will consist of not less than three members of the board of directors, all of whom are “independent” as that term is defined in Section 121 of the American Stock Exchange Company Guide (the “AMEX Rules”) (or the equivalent rules of another applicable self-regulatory organization), subject however to the application of such rules or to any applicable exceptions to the requirement under the AMEX Rules that all Committee members be independent.  Furthermore, each member of the Committee must be “independent” as that term is defined in Rule 10A-3 under the Securities and Exchange Act of 1934.

All Committee members shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.  No Committee member shall have participated in the preparation of the financial statements of the Company at any time during the last three years.  The Committee shall endeavor to have, as one of its members, an individual who qualifies as an “audit committee financial expert” as established by the Securities and Exchange Commission (and any other applicable rules or regulations). The existence of such audit committee financial expert, including his or her name and whether or not he or she is independent, or the lack of an audit committee financial expert, shall be disclosed in the Company’s periodic filings with the Securities and Exchange Commission, as required.

The members and Chair of the Committee shall be appointed by the board of directors and shall continue to act until their successors are appointed, but shall be subject to removal at any time by a majority of the full board of directors.  Any vacancy resulting from removal or otherwise may be filled by the appointment of the board of directors.

Statement of Policy

The Committee shall oversee the accounting and financial reporting processes and internal control system of the Company and the audits of its financial statements.  The Committee shall also assist the board in fulfilling the oversight responsibilities of the board of directors relating to the accounting and financial processes of the Company.  In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and the internal accounting staff and management of the Company.   Finally, the Committee shall review and independently approve all Company transactions with “related persons” (as that term is defined in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission).

1

Powers

To assist the Committee in fulfilling its duties, management shall provide the Committee with information and recommendations as needed and requested.  Moreover, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company.  At its discretion, the Committee shall have access to the Company’s general counsel, if any, outside legal counsel, accounting, audit and other advisors, if it deems such access to be necessary or beneficial.  The Committee shall also have the power to retain other outside advisors if, in its judgment, such action is appropriate.  The Committee has the sole authority to retain and terminate any advisors, including sole authority to approve the fees and other terms for their retention and engagement.  All costs incurred by the Committee with respect to the use of advisors shall be paid by the Company.

Duties and Responsibilities

The Committee will oversee the Company’s financial reporting processes and internal control system on behalf of the board of directors.  Management is responsible for preparing the Company’s financial statements, and the independent auditing firm of the Company, which will be a registered public accounting firm selected by the Committee, shall be responsible for auditing those financial statements.  The Committee shall be directly responsible for appointment, compensation, retention and oversight of the work of the registered public  accounting firm engaged by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and such firm shall report directly to the Committee.

The Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting and ethical behavior.  The Committee shall adopt procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

It is expected that the Committee will be the diligent administrator of the financial reporting process and ensure the Company’s adherence to its internal financial controls.  Because of this responsibility, it is the expectation of the board of directors that the Committee meet four times annually, and on at least a quarterly basis in connection with the preparation and filing of the Company’s periodic reports under the Securities and Exchange Act of 1934, with additional meetings taking place by teleconference if deemed necessary by the Chair or a majority of the members of the Committee.

The Committee will independently review and approve all transactions of the Company with related persons.  In the event that any related person is also a member of the Committee, such Committee member shall not participate in the review and approval of the subject transaction, but may provide the remaining members of the Committee with information relating to the financial or other interest that such related person has in a proposed transaction.

Recurring Processes

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities.  The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances.  The processes are set forth as a guide, with the understanding that the Committee may supplement them as appropriate.

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Independent Auditors.  The Committee shall have the sole authority and responsibility to engage, terminate and replace the independent auditors.  The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.  The Committee shall discuss with the independent auditors the overall scope and plans for its audit, including the adequacy of staffing and compensation.  Annually, the Committee shall advise the board of its selection of the Company’s independent auditors.  The Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examination.

Internal Controls.  The Committee shall discuss with management and the accounting staff the adequacy and effectiveness of the accounting and financial controls, and the integrity and reliability of the Company’s financial reporting, including the effectiveness of internal control systems and information technology.  The Committee shall discuss with management any significant deficiencies in internal controls that have been identified by the Chief Executive Officer or Chief Financial Officer which could adversely affect the Company’s ability to record, process, summarize or report financial data, and shall also review from time to time the issue whether the Company needs an internal audit function.

Interim Statements and Issues.  Following review of the interim financial statements by the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q, or its earnings release for the fourth fiscal quarter, the Committee shall discuss the results of the quarterly review with and without management present.  The Committee shall be available to discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

Audited Statements.  The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.  The Committee shall make a recommendation to the Board regarding inclusion in the Annual Report of the audited financial statements.

Non-Audit Related Services.  The Committee shall approve, in advance, the provision by the independent auditor of all services not related to the audit (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002).  The Committee delegates to the Chair of the Committee the authority to grant such approvals.  Any services begun by inadvertence without prior approval will be approved as required by the Sarbanes-Oxley Act of 2002.

Other Matters.   In addition, the Committee will all have the following responsibilities:

•	Ensure that the lead audit partner and the reviewing audit partner are rotated every five years

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•
Ensure that the Committee received from the independent auditors all written disclosures and letters required by the Independence Standards Board Standard 1, which detail all relations between the independent auditors and the Company

•
Ensure that the Company has or will disclose this Charter in an appendix to the Company’s annual proxy statement (or annual report) at least once every three years (or as otherwise required by applicable regulations)

•	Prepare the Committee report, as required by Securities and Exchange Commission rules, to be included in the Company’s annual proxy statement (or annual report)

•
Specifically review the Company’s disclosures pertaining to transactions with related persons, as set forth in current or periodic reports (or the Company’s annual or special meeting proxy statement) of the Company that are to be filed with the Securities and Exchange Commission

•
Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the Quarterly and Annual Reports regarding (1) any significant deficiency and material weaknesses in design or operation of internal controls and (2) any fraud whether or not material, involving management or other employees who have a significant role in the Company’s internal controls

•	Establish hiring policies for employees or former employees of the independent auditor to ensure independence has not been compromised

•	Evaluate, on an annual basis, its own performance as a Committee

•
Perform such other services and functions consistent with this Charter, the Company’s articles of incorporation or bylaws, or required by applicable law, as the Committee or the board of directors deems necessary or appropriate, and

•	Review and reassess the adequacy of this Charter and recommend to the board of directors any proposed changes to this Charter.

This Charter was originally adopted effective February 2, 2008, and was amended by action of the board of directors effective July 28, 2008.

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Appendix B

WESTERN CAPITAL RESOURCES,  INC.
COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee (the “Committee”) of WESTERN CAPITAL RESOURCES,  Inc., a Minnesota corporation (the “Company”), is charged with oversight responsibility for the adequacy and effectiveness of the Company’s executive compensation and benefit plans.  The Committee is responsible for (i) all matters relating to compensation of executive management and directors, (ii) the adoption of all employee compensation and benefit plans and the administration of all such plans, including granting of stock incentives or other benefits, and (iii) the review and approval of disclosures regarding executive compensation included in the Company’s annual meeting proxy statement (or annual report), as described herein.

Appointment, Qualifications and Removal

The Committee will consist of not less than three members of the board of directors, all of whom are “independent” as that term is defined in Section 121 of the American Stock Exchange Company Guide (the “AMEX Rules”) (or the equivalent rules of another applicable self-regulatory organization), subject however to the application of such rules or any applicable exceptions under the AMEX Rules.  Nevertheless, so long as the Company is subject to the AMEX Rules, when fewer than all members of the Committee are independent, at least two Committee members shall be “independent” (as defined above) and otherwise free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a member of the Committee.  Furthermore, all members of the Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.  Experience with executive compensation is relevant (though not absolutely required) in selecting candidates for the Committee.

The members and Chair of the Committee shall be appointed by the board of directors and shall continue to act until their successors are appointed, but shall be subject to removal at any time by a majority of the full board of directors.  Any vacancy resulting from removal or otherwise may be filled by the appointment of the board of directors.  In no case shall a member of the Company’s executive management serving on the Committee participate in deliberations and vote on matters relating to such executive’s compensation.

Powers

To assist the Committee in fulfilling its duties, management shall provide the Committee with information and recommendations as needed and requested.  At its discretion, the Committee shall have access to the Company’s general counsel, if any, outside legal counsel and outside compensation consultants, if it deems such access to be necessary or beneficial.  The Committee shall also have the power to retain other outside advisors if, in its judgment, such action is appropriate.  The Committee has the sole authority to retain and terminate any advisors and consultants, including sole authority to approve the fees and other terms for their retention and engagement.  All costs incurred by the Committee with respect to the use of outside counsel, advisors and consultants shall be paid by the Company.

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Meetings and Subcommittees

The Committee shall meet at such times as are determined by the Chair of the Committee.  A majority of the members of the Committee shall constitute a quorum for the transaction of business.  The Committee may delegate one or more of its functions to subcommittees established from time to time by the Committee, but the Committee shall remain responsible for any function delegated to a subcommittee.

Duties and Responsibilities

On an annual basis, the Committee shall:

•	Review market data to assess the Company’s competitive position with respect to executive compensation

•
Approve base salaries, annual incentive awards and long-term incentive awards for the Chief Executive Officer (CEO) and all other executive officers.  In determining the long-term incentive component of CEO compensation, the Committee shall consider, at a minimum, the CEO’s performance, the Company’s performance and relative shareholder return, the value of similar incentive awards granted to CEOs at comparable companies and the awards granted to the Company’s CEO in past years, as well as such other factors as the Committee shall deem appropriate

•	Establish achievement of performance objectives for Internal Revenue Code Section 162(m) purposes

•
Determine “eligible persons” for participation in the Company’s stock incentive plans, and approve participants, types of awards and number of shares covered by each award, except to the extent specifically provided in the plan for awards to employees who are not officers of the Company; and approve all decisions regarding the modifications of terms or conditions of any award or award agreement

•
Establish director compensation, including retainers, meetings fees, stock options and other components of compensation of directors, the Chairman of the Board and members and chairs of the committees of the board of directors

•	Conduct a performance evaluation of the Committee

•
Review and discuss with management the Company’s specific disclosures regarding executive compensation to be included in the Company’s annual meeting proxy statement (or annual report, as applicable), including a Committee report (to the extent required) that complies with the rules and regulations of the Securities and Exchange Commission and, when required, the disclosures in the “Compensation Discussion and Analysis,” and recommend to the board of directors inclusion of any such “Compensation Discussion and Analysis” or other appropriate disclosures in such proxy statement or annual report, and

•	Review and reassess the adequacy of this Charter and recommend to the board of directors any proposed changes to this Charter.

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On a periodic basis, the Committee shall:

•	Review and evaluate the Company’s philosophy, goals and objectives with respect to the compensation of executive officers and employees generally

•	Review and approve compensatory plans, agreements and arrangements applicable to the Company’s executive officers, including but not limited to employment, severance and change-in-control agreements

•
To the extent deemed necessary by the Committee, develop and recommend to the board of directors for approval new broad-based incentive compensation and benefit programs, including equity-based compensation programs, and recommend the amendment or termination of existing programs as appropriate

•	Monitor, review and, to the extent deemed necessary by the Committee, develop new compensation plans and programs for directors, and

•
To the extent requested by the board of directors, oversee the administration of the Company’s defined-benefit and defined-contribution plans, if any.  When appropriate, recommend to the board of directors new plans, major plan amendments and plan terminations.

In carrying out its duties and responsibilities under this Charter, the Committee’s policies and procedures shall remain flexible in order to better react to changing circumstances, and to assure the board of directors and shareholders that the executive compensation practices of the Company are in accordance with all legal requirements and are of the highest quality.  In the event that the AMEX Rules do not apply to the Company, the full Board of Directors may discharge any duties and responsibilities of the Committee under this Charter.

Reporting

The Committee shall, through its Chair, provide reports of the Committee’s meetings and actions to the board of directors.  Such reports shall contain recommendations for action of the board of directors when required under the provisions of any compensation or benefit plan or any applicable regulation or when otherwise deemed appropriate by the Committee and permitted under this Charter.

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